March 15, 2019

ADVANTAGE FUNDS, INC.

Dreyfus Opportunistic Small Cap Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces any contrary information contained in the section of the fund's summary prospectus entitled "Purchase and Sale of Fund Shares" and in the sections of the fund's prospectus entitled "Fund Summary – Purchase and Sale of Fund Shares" and "Shareholder Guide – Buying and Selling Shares – Closed to New Investors":

Effective at the start of business on April 15, 2019, the fund will reopen to new investors.  The board reserves the right to close the fund again to new investors or further suspend the sale of fund shares at any time.

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